SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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          Date of report (Date of earliest event reported) July 1, 1998



                               CSC Holdings, Inc.
                (formerly named Cablevision Systems Corporation)
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               (Exact Name of Registrant as Specified in Charter)



           Delaware                    1-9046                 11-2776686
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 (State or Other Jurisdiction     (Commission File           (IRS Employer
       of Incorporation)              Number)             Identification No.)


                 One Media Crossways, Woodbury, New York 11797
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  (Address of Principal Executive Offices)                           (Zip Code)



        Registrant's telephone number, including area code (516) 364-8450
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                                       N/A
             (Former Name or Address, if Changed since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEMS 1-4. Not applicable.

ITEM 5.  OTHER EVENTS

         The registrant's registration statement on Form S-3 (File No. 333-57407) relating to $1billion of debt securities was declared effective by the Securities and Exchange Commission on July 1, 1998.

         Under the terms of the registrant's Series H Redeemable Exchangeable Preferred Stock and Series M Redeemable Exchangeable Preferred Stock the registrant has the right to redeem a limited amount of such preferred stock in certain circumstances. The registrant has determined not to effect such a redemption out of the proceeds of the March 1998 transaction in which subsidiaries of Tele-Communications, Inc. contributed cable television systems to the registrant in exchange for an aggregate of 12,235,543 shares of the registrant's Class A Common Stock and the registrant's assumption of an aggregate amount of indebtedness for borrowed money equal to $669 million. Notwithstanding such decision, the registrant retains its right to redeem Series H or Series M Preferred Stock as otherwise permitted under their respective certificates of designation.

ITEMS 6-9. Not applicable.


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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CSC HOLDINGS, INC.
                                         (formerly named Cablevision Systems
                                          Corporation)



                                         By  /s/ William J. Bell
                                            -----------------------------------
                                            Name:  William J. Bell
                                            Title: Vice Chairman


DATE:  July 2, 1998


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